Exhibit 99.2

OFFICERS’ CERTIFICATE

The undersigned hereby certify that (i) they are, respectively, the duly elected Vice President and Controller and Assistant Secretary of John Deere Capital Corporation, (ii) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section 5.06(a) of the Sale and Servicing Agreement (the “Sale and Servicing Agreement”) dated as of April 15, 2004 between John Deere Owner Trust 2004, John Deere Receivables, Inc. and John Deere Capital Corporation, (iii) Exhibit B hereto complies with the requirements of, and is being delivered pursuant to, Section 5.06(b) of the Sale and Servicing Agreement, and (iv) Exhibit C hereto complies with the requirements of, and is being delivered pursuant to, Section 5.04(b) of the Sale and Servicing Agreement.

Dated at Moline, Illinois this 28th day of January, 2005

/s/ Charles G. Dahl
Charles G. Dahl
Vice President and Controller

/s/ Paul J. Nagel
Paul J. Nagel
Assistant Secretary

Schedule E - Statement to Certificateholders	EXHIBIT A
John Deere Owner Trust 2004
Fiscal Month October 2004	(Page 1 of 2)

John Deere Owner Trust 2004

Statement to Certificateholders

$205,000,000   Class A-1 1.14% Asset Backed Notes due May 13, 2005

$186,000,000   Class A-2 1.68% Asset Backed Notes due November 15, 2006

$185,000,000   Class A-3 2.32% Asset Backed Notes due December 17, 2007

$158,280,000   Class A-4 3.02% Asset Backed Notes due March 15, 2011

$18,930,000   Class B 2.90% Asset Backed Notes due March 15, 2011

$3,778,476   Asset Backed Certificates

(1) Amount of principal being paid or distributed:

(a)	A-1 Notes:	$22,891,964.14
	per $1,000 original principal amount:	$111.67

(b)	A-2 Notes:	$0.00
	per $1,000 original principal amount:	$0.00

(c)	A-3 Notes:	$0.00
	per $1,000 original principal amount:	$0.00

(d)	A-4 Notes:	$0.00
	per $1,000 original principal amount:	$0.00

(e)	B Notes:	$0.00
	per $1,000 original principal amount:	$0.00

(f)	Certificates:	$0.00
	per $1,000 original principal amount:	$0.00

(g)	Total:	$22,891,964.14

(2) Amount of interest being paid or distributed:

(a)	A-1 Notes:	$92,381.81
	per $1,000 original principal amount:	$0.45

(b)	A-2 Notes:	$260,400.00
	per $1,000 original principal amount:	$1.40

(c)	A-3 Notes:	$357,666.67
	per $1,000 original principal amount:	$1.93

(d)	A-4 Notes:	$398,338.00
	per $1,000 original principal amount:	$2.52

(e)	B Notes:	$45,747.50
	per $1,000 original principal amount:	$2.42

(f)	Certificates:	$0.00
per $1,000 original principal amount:	$0.00

(g)	Total:	$1,154,533.98

(3) After giving effect to distributions on this Payment Date:

(a)	(i)	outstanding principal amount of A-1 Notes:	$71,215,141.96
(ii)	A-1 Note Pool Factor:	0.3473909

(b)	(i)	outstanding principal amount of A-2 Notes:	$186,000,000.00
(ii)	A-2 Note Pool Factor:	1.0000000

(c)	(i)	outstanding principal amount of A-3 Notes:	$185,000,000.00
(ii)	A-3 Note Pool Factor:	1.0000000

(d)	(i)	outstanding principal amount of A-4 Notes:	$158,280,000.00
(ii)	A-4 Note Pool Factor:	1.0000000

(e)	(i)	outstanding principal amount of B Notes:	$18,930,000.00
(ii)	B Note Pool Factor:	1.0000000

(f)	(i)	Certificate Balance	$3,778,476.00
(ii)	Certificate Pool Factor:	1.0000000

(4) Note Value at end of related Collection Period:	$623,203,617.97

(5) Pool Balance (excluding accrued interest) at the end of the related Collection Period:	$614,552,748.49

(6) Pool Face Amount at the end of the related Collection Period:	$677,851,371.90

(7) Amount of Servicing Fee:	$530,967.23
per $1,000 original principal amount:	$0.70
Amount of Servicing Fee earned:	$530,967.23
Amount of Servicing Fee paid:	$530,967.23
Amount of Servicing Fee shortfall:	$0.00

(8) Amount of Administration Fee:	$100.00

(9) Aggregate Purchased Receivables for Collection Period:	$0.00

(10) Amount in Reserve Account:	$13,247,299.00
Specified Reserve Account Balance:	$13,247,299.00

(11) Scheduled Payments of Receivables 60 days or more past due:	$591,423.00

(12) Scheduled Payments of Receivables 60 days or more past due as a % of Pool Balance:	0.10%

(13) Face Amount of Receivables 60 days or more past due:	$6,981,095.00

(14) Face Amount of Receivables 60 days or more past due as a % of the Pool Face Amount:	1.03%

(15) Aggregate amount of realized losses for the collection period	$965.18

(16) Aggregate amount of realized losses since 21-Apr-04	$26,008.89

Schedule F - Statement to Noteholders	EXHIBIT B
John Deere Owner Trust 2004
Fiscal Month October 2004	(Page 1 of 2)

John Deere Owner Trust 2004

Statement to Noteholders

$205,000,000   Class A-1 1.14% Asset Backed Notes due May 13, 2005

$186,000,000   Class A-2 1.68% Asset Backed Notes due November 15, 2006

$185,000,000   Class A-3 2.32% Asset Backed Notes due December 17, 2007

$158,280,000   Class A-4 3.02% Asset Backed Notes due March 15, 2011

$18,930,000   Class B 2.90% Asset Backed Notes due March 15, 2011

$3,778,476   Asset Backed Certificates

(1) Amount of principal being paid on the Notes:

(a)	A-1 Notes:	$22,891,964.14
	per $1,000 original principal amount:	$111.67

(b)	A-2 Notes:	$0.00
	per $1,000 original principal amount:	$0.00

(c)	A-3 Notes:	$0.00
	per $1,000 original principal amount:	$0.00

(d)	A-4 Notes:	$0.00
	per $1,000 original principal amount:	$0.00

(e)	B Notes:	$0.00
	per $1,000 original principal amount:	$0.00

(f)	Total	$22,891,964.14

(2) Interest on the Notes

(a)	A-1 Notes:	$92,381.81
	per $1,000 original principal amount:	$0.45

(b)	A-2 Notes:	$260,400.00
	per $1,000 original principal amount:	$1.40

(c)	A-3 Notes:	$357,666.67
	per $1,000 original principal amount:	$1.93

(d)	A-4 Notes:	$398,338.00
	per $1,000 original principal amount:	$2.52

(e)	B Notes:	$45,747.50
	per $1,000 original principal amount:	$2.42

(f)	Total	$1,154,533.98

(3) After giving effect to distributions on current Payment Date:

(a)	(i)	outstanding principal amount of A-1 Notes:	$71,215,141.96
(ii)	A-1 Note Pool Factor:	0.3473909

(b)	(i)	outstanding principal amount of A-2 Notes:	$186,000,000.00
(ii)	A-2 Note Pool Factor:	1.0000000

(c)	(i)	outstanding principal amount of A-3 Notes:	$185,000,000.00
(ii)	A-3 Note Pool Factor:	1.0000000

(d)	(i)	outstanding principal amount of A-4 Notes:	$158,280,000.00
(ii)	A-4 Note Pool Factor:	1.0000000

(e)	(i)	outstanding principal amount of B Notes:	$18,930,000.00
(ii)	B Note Pool Factor:	1.0000000

(f)	(i)	Certificate Balance	$3,778,476.00
(ii)	Certificate Pool Factor:	1.0000000

(4) Note Value at the end of the related Collection Period:	$623,203,617.97

(5) Pool Balance (excluding accrued interest) at the end of the related Collection Period:	$614,552,748.49

(6) Pool Face Amount at the end of the related Collection Period:	$677,851,371.90

(7) Amount of Servicing Fee earned:	$530,967.23
per $1,000 original principal amount:	$0.70
Amount of Servicing Fee earned:	$530,967.23
Amount of Servicing Fee paid:	$530,967.23
Amount of Servicing Fee shortfall:	$0.00

(8) Amount of Administration Fee:	$100.00

(9) Aggregate Purchased Receivables for Collection Period:	$0.00

(10) Amount in Reserve Account:	$13,247,299.00
Specified Reserve Account Balance:	$13,247,299.00

(11) Scheduled Payments of Receivables 60 days or more past due:	$591,423.00

(12) Scheduled Payments of Receivables 60 days or more past due as a % of Pool Balance:	0.10%

(13) Face Amount of Receivables 60 days or more past due:	$6,981,095.00

(14) Face Amount of Receivables 60 days or more past due as a % of the Pool Face Amount:	1.03%

(15) Aggregate amount of realized losses for the collection period	$965.18

(16) Aggregate amount of realized losses since 21-Apr-04	$26,008.89

Schedule G - Servicer’s Certificate	EXHIBIT C
John Deere Owner Trust 2004
Fiscal Month October 2004	(Page 1 of 3)

John Deere Owner Trust 2004

Servicer’s Certificate

$205,000,000   Class A-1 1.14% Asset Backed Notes due May 13, 2005

$186,000,000   Class A-2 1.68% Asset Backed Notes due November 15, 2006

$185,000,000   Class A-3 2.32% Asset Backed Notes due December 17, 2007

$158,280,000   Class A-4 3.02% Asset Backed Notes due March 15, 2011

$18,930,000   Class B 2.90% Asset Backed Notes due March 15, 2011

$3,778,476   Asset Backed Certificates

(1) Servicing Fee:	$530,967.23
Servicing Fee earned:	$0.00
Servicing Fee paid:	$530,967.23
Servicing Fee shortfall:	$0.00

(2) Administration Fee:	$100.00
Administration Fee Shortfall:	$0.00

(3) Total Distribution Amount:	$25,474,901.44

(4) Noteholders’ Interest Distributable Amount applicable to A-1 Notes:	$92,381.81
Noteholders’ Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5) Noteholders’ Interest Distributable Amount applicable to A-2 Notes:	$260,400.00
Noteholders’ Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6) Noteholders’ Interest Distributable Amount applicable to A-3 Notes:	$357,666.67
Noteholders’ Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7) Noteholders’ Interest Distributable Amount applicable to A-4 Notes:	$398,338.00
Noteholders’ Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(8) Noteholders’ Interest Distributable Amount applicable to B Notes:	$45,747.50
Noteholders’ Interest Carryover Shortfall applicable to B Notes:	$0.00

(9) Noteholders’ Interest Distributable Amount deposited into Note Distribution Account:	$1,154,533.98
Noteholders’ Interest Carryover Shortfall:	$0.00

(10) A-1 Noteholders’ Monthly Principal Distributable Amount:	$22,891,964.14
% of Principal Distribution Amount applicable to A-1 Noteholders:	100.00%
A-1 Noteholders’ Principal Carryover Shortfall:	$0.00
A-1 Noteholders’ Principal Distributable Amount:	$22,891,964.14

(11) A-2 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders:	0.00%
A-2 Noteholders’ Principal Carryover Shortfall:	$0.00
A-2 Noteholders’ Principal Distributable Amount:	$0.00

(12) A-3 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders:	0.00%
A-3 Noteholders’ Principal Carryover Shortfall:	$0.00
A-3 Noteholders’ Principal Distributable Amount:	$0.00

(13) A-4 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders:	0.00%
A-4 Noteholders’ Principal Carryover Shortfall:	$0.00
A-4 Noteholders’ Principal Distributable Amount:	$0.00

(14) B Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to B Noteholders:	0.00%
B Noteholders’ Principal Carryover Shortfall:	$0.00
B Noteholders’ Principal Distributable Amount:	$0.00

(15) Noteholders’ Principal Distribution Amount deposited into Note Distribution Account:	$22,891,964.14
Noteholders’ Principal Carryover Shortfall:	$0.00

(16) Noteholders’ Distributable Amount:	$24,046,498.12

(17) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00

(18) Deposit to Reserve Account from Collection Account to increase the amount
on deposit in the Reserve Account to the Specified Reserve Account Balance:	$0.00

(19) Certificateholders’ Interest Distributable Amount:	$0.00
Certificateholders’ Interest Carryover Shortfall:	$0.00

(20) Certificateholders’ Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders’ Principal Carryover Shortfall:	$0.00
Certificateholders’ Principal Distributable Amount:	$0.00

(21) Certificateholders’ Distributable Amount:	$0.00

(22) Deposit to Reserve Account (from excess collections):	$897,336.09

(23) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,247,299.00

(24) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$14,144,635.09

(25) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$897,336.09

(26) Note Value as of the end of the related Collection Period	$623,203,617.97

(27) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$614,552,748.49

(28) Number of Accounts at the end of the related Collection Period	21,153

(29) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$71,215,141.96
A-1 Note Pool Factor:	0.3473909

Outstanding Principal Balance of A-2 Notes:	$186,000,000.00
A-2 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-3 Notes:	$185,000,000.00
A-3 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-4 Notes:	$158,280,000.00
A-4 Note Pool Factor:	1.0000000

Outstanding Principal Balance of B Notes:	$18,930,000.00
B Note Pool Factor:	1.0000000

Outstanding Principal Balance of the Certificates:	$3,778,476.00
Certificate Pool Factor:	1.0000000

(30) Aggregate Purchased Receivables for related Collection Period:	$0.00

(31) Reserve Account Balance after giving effect to all distributions:	$13,247,299.00

(32) Specified Reserve Account Balance (after all distributions and adjustments):	$13,247,299.00

(33) Aggregate amount of realized losses for the collection period	$965.18

(34) Aggregate amount of realized losses since 21-Apr-04	$26,008.89